BARCLAYS GLOBAL INVESTORS FUNDS

Treasury Money Market Fund

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Supplement dated May 1, 2005 to the Prospectuses dated May 1, 2005

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This supplement contains important information for shareholders about matters approved by the Board of Trustees (the “Board”) of Barclays Global Investors Funds (“BGIF”) affecting the Treasury Money Market Fund (the “Fund”).

The Fund’s investment policy currently reads as follows:

“Under normal circumstances, 100% of the Fund’s assets will be invested in U.S. Treasury obligations or repurchase agreements that are collateralized by U.S. Treasury obligations.”

This policy may be changed without shareholder approval by a majority of Trustees of BGIF, upon 60 days’ notice to the Fund’s shareholders.

The Board of BGIF has approved a revised policy, to read as follows:

“Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objectives and strategies as the Fund.”

It is further intended that under normal circumstances, 100% of the Fund’s investments will be U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objectives and strategies as the Fund.

The revised investment policy will become effective as of July 1, 2005.

Accordingly, until June 30, 2005, the following information replaces similar information found under the heading “Treasury Money Market Fund” in the “Principal Investment Strategies” section on page 3 of the prospectuses for each class of the Fund:

“The Fund invests only in high quality short-term money market securities, which, at the time of investment, have remaining maturities of 397 days (about 13 months) or less. Under normal circumstances, 100% of the Fund’s assets will be invested in U.S. Treasury obligations or repurchase agreements that are collateralized by U.S. Treasury obligations. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government.”